CNA Financial Corporation

Supplemental Financial Information

December 31, 2012

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
December 31, 2012

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty, CNA Commercial and Hardy.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note K to the Condensed Consolidated Financial Statements within the September 30, 2012 Form 10-Q for further discussion of this measure.

•
In evaluating the results of CNA Specialty, CNA Commercial and Hardy, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 17 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in the fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage in the underlying investment strategies also increases volatility.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
The Company has adjusted its previously reported financial information to reflect a retrospective change in accounting guidance for deferred acquisition costs. Financial information included herein gives effect to this adjustment. Total CNA stockholders' equity at December 31, 2011 was reduced by $69 million and Book value per common share decreased $0.26. For the three and twelve months ended December 31, 2011, the impacts of adopting the new accounting standard were a $0.01 increase and a $0.01 decrease in earnings per share attributable to CNA common stockholders. There was a 0.1% increase in Net income (loss) attributable to CNA return on equity for the three months ended December 31, 2011.

Acquisition of Hardy Underwriting Bermuda Limited (Hardy)
On July 2, 2012, the Company completed the previously announced acquisition of all outstanding shares of Hardy Underwriting Bermuda Limited and its subsidiaries (Hardy), a specialized Lloyd's of London (Lloyd's) underwriter. Through Lloyd's Syndicate 382, Hardy underwrites primarily short-tail exposures in marine and aviation, non-marine property, specialty lines and property treaty reinsurance. The acquisition of Hardy aligns with the Company's specialized underwriting focus and will be a key platform for expanding the Company's global business through the Lloyd's marketplace. The results of Hardy for the period from July 2, 2012 to December 31, 2012 are included in the results of our core property and casualty insurance operations as a separate segment.

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav)	Twelve Months		Fav / (Unfav)
(In millions)	2012	2011	% Change	2012	2011	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,784	$1,661	7%	$6,882	$6,603	4%
Net investment income	563	523	8	2,282	2,054	11
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(40)	(39)	(3)	(129)	(175)	26
Portion of OTTI recognized in Other comprehensive income (loss)	—	3	N/M	(25)	(41)	39
Net OTTI losses recognized in earnings	(40)	(36)	(11)	(154)	(216)	29
Other net realized investment gains (losses)	37	33	12	217	214	1
Net realized investment gains (losses), net of participating policyholders' interests	(3)	(3)	—	63	(2)	N/M
Other revenues	90	80	13	320	294	9
Total revenues	2,434	2,261	8	9,547	8,949	7
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,732	1,358	(28)	5,896	5,489	(7)
Amortization of deferred acquisition costs	337	296	(14)	1,274	1,176	(8)
Other operating expenses	359	324	(11)	1,335	1,238	(8)
Interest	42	43	2	170	175	3
Total claims, benefits and expenses	2,470	2,021	(22)	8,675	8,078	(7)
Income (loss) from continuing operations before income tax	(36)	240	(115)	872	871	—
Income tax (expense) benefit	27	(46)	159	(244)	(242)	(1)
Income (loss) from continuing operations, net of tax	(9)	194	(105)	628	629	—
Income (loss) from discontinued operations, net of tax	—	—	N/M	—	(1)	N/M
Net income (loss)	(9)	194	(105)	628	628	—
Net (income) loss attributable to noncontrolling interests	—	(1)	N/M	—	(16)	N/M
Net income (loss) attributable to CNA	$(9)	$193	(105)%	$628	$612	3%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions, except per share data)	2012	2011	2012	2011
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$(7)	$192	$587	$610
Net realized investment gains (losses) attributable to CNA common stockholders	(2)	1	41	3
Income (loss) from continuing operations attributable to CNA common stockholders	(9)	193	628	613
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	(1)
Income (loss) attributable to CNA common stockholders	$(9)	$193	$628	$612

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA common stockholders	$(0.03)	$0.71	$2.18	$2.26
Net realized investment gains (losses) attributable to CNA common stockholders	—	—	0.15	0.01
Income (loss) from continuing operations attributable to CNA common stockholders	(0.03)	0.71	2.33	2.27
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—	—	—
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$(0.03)	$0.71	$2.33	$2.27

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.4	269.3	269.4	269.3
Diluted	269.4	269.6	269.8	269.6

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	(0.3)%	6.6%	5.3%	5.5%
Net operating income (loss) from continuing operations attributable to CNA (2)	(0.2)	7.0	5.2	5.7
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	December 31, 2012	December 31, 2011
Total assets	$58,522	$55,110
Insurance reserves	40,005	37,554
Debt	2,570	2,608
Total liabilities	46,208	43,622
Accumulated other comprehensive income (loss)	831	480
Total CNA stockholders' equity	12,314	11,488

Book value per common share	$45.71	$42.66
Book value per common share excluding AOCI	$42.62	$40.88

Outstanding shares of common stock (in millions of shares)	269.4	269.3

THREE MONTHS ENDED DECEMBER 31 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$257	$889
Net cash flows provided (used) by investing activities	(187)	(843)
Net cash flows provided (used) by financing activities	(44)	(56)
Net cash flows provided (used) by operating, investing and financing activities	$26	$(10)

TWELVE MONTHS ENDED DECEMBER 31 (In millions)	2012	2011
Net cash flows provided (used) by operating activities	$1,250	$1,702
Net cash flows provided (used) by investing activities	(934)	(1,060)
Net cash flows provided (used) by financing activities	(239)	(644)
Net cash flows provided (used) by operating, investing and financing activities	$77	$(2)

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED DECEMBER 31, 2012 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,853	$11,226	$466	$18,545	$2,956	$2,830	$24,331
Ceded	731	1,086	201	2,018	493	2,289	4,800
Net	6,122	10,140	265	16,527	2,463	541	19,531

Net incurred claim & claim adjustment expenses	458	827	48	1,333	214	(11)	1,536
Net claim & claim adjustment expense payments	(471)	(757)	(33)	(1,261)	(154)	(19)	(1,434)
Foreign currency translation adjustment and other	3	1	(6)	(2)	5	1	4

Claim & claim adjustment expense reserves, end of period
Net	6,112	10,211	274	16,597	2,528	512	19,637
Ceded	636	1,115	247	1,998	478	2,650	5,126
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763

TWELVE MONTHS ENDED DECEMBER 31, 2012 (In millions)	CNA Specialty	CNA Commercial	Hardy	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,840	$11,509	$—	$18,349	$2,825	$3,129	$24,303
Ceded	817	1,119	—	1,936	546	2,538	5,020
Net	6,023	10,390	—	16,413	2,279	591	19,283

Increase in net reserves due to acquisition of Hardy	—	—	291	291	—	—	291
Net incurred claim & claim adjustment expenses	1,834	2,580	69	4,483	750	3	5,236
Net claim & claim adjustment expense payments	(1,760)	(2,773)	(86)	(4,619)	(567)	(82)	(5,268)
Foreign currency translation adjustment and other	15	14	—	29	66	—	95

Claim & claim adjustment expense reserves, end of period
Net	6,112	10,211	274	16,597	2,528	512	19,637
Ceded	636	1,115	247	1,998	478	2,650	5,126
Gross	$6,748	$11,326	$521	$18,595	$3,006	$3,162	$24,763

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Consolidated

	December 31, 2012		September 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,236	$2,677	$21,828	$2,602	$20,884	$1,792
States, municipalities and political subdivisions:
Tax-exempt	6,605	720	6,612	706	5,731	277
Taxable	4,178	691	4,200	691	4,051	487
Total states, municipalities and political subdivisions	10,783	1,411	10,812	1,397	9,782	764
Asset-backed:
RMBS	5,920	175	6,090	183	5,775	(11)
CMBS	1,822	130	1,688	106	1,354	(11)
Other ABS	952	23	966	22	955	9
Total asset-backed	8,694	328	8,744	311	8,084	(13)
U.S. Treasury and obligations of government-sponsored enterprises	182	10	192	10	493	14
Foreign government	613	25	614	26	636	28
Redeemable preferred stock	125	12	115	14	58	7
Total fixed maturity securities	42,633	4,463	42,305	4,360	39,937	2,592
Equities	249	21	260	32	304	16
Limited partnership investments	2,462	—	2,370	—	2,245	—
Other invested assets	59	—	11	—	12	—
Mortgage loans	401	—	358	—	234	—
Short term investments	1,832	(1)	2,484	1	1,641	—
Total investments	$47,636	$4,483	$47,788	$4,393	$44,373	$2,608

Net receivable/(payable) on investment activity	$(22)	$—	$(467)	$—	$45	$—

Effective portfolio duration (in years)	6.5		6.5		6.4
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2012		September 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,959	$977	$13,721	$972	$13,190	$620
States, municipalities and political subdivisions:
Tax-exempt	2,117	143	2,271	163	2,204	116
Taxable	2,233	316	2,306	326	2,445	236
Total states, municipalities and political subdivisions	4,350	459	4,577	489	4,649	352
Asset-backed:
RMBS	5,515	155	5,684	164	5,415	(3)
CMBS	1,572	105	1,467	86	1,169	(18)
Other ABS	915	21	936	20	913	6
Total asset-backed	8,002	281	8,087	270	7,497	(15)
U.S. Treasury and obligations of government-sponsored enterprises	159	2	168	1	469	5
Foreign government	608	23	609	25	631	27
Redeemable preferred stock	35	1	36	1	7	1
Total fixed maturity securities	27,113	1,743	27,198	1,758	26,443	990
Equities	90	17	101	27	105	18
Limited partnership investments	2,462	—	2,370	—	2,245	—
Other invested assets	59	—	11	—	12	—
Mortgage loans	382	—	338	—	214	—
Short term investments	1,762	(1)	2,298	1	1,509	—
Total investments	$31,868	$1,759	$32,316	$1,786	$30,528	$1,008

Net receivable/(payable) on investment activity	$(22)	$—	$(435)	$—	$50	$—

Effective portfolio duration (in years)	3.9		3.8		3.9
Weighted average rating of fixed maturity securities	A		A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investment Summary - Life & Group Non-Core

	December 31, 2012		September 30, 2012		December 31, 2011
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,277	$1,700	$8,107	$1,630	$7,694	$1,172
States, municipalities and political subdivisions:
Tax-exempt	4,488	577	4,341	543	3,527	161
Taxable	1,945	375	1,894	365	1,606	251
Total states, municipalities and political subdivisions	6,433	952	6,235	908	5,133	412
Asset-backed:
RMBS	405	20	406	19	360	(8)
CMBS	250	25	221	20	185	7
Other ABS	37	2	30	2	42	3
Total asset-backed	692	47	657	41	587	2
U.S. Treasury and obligations of government-sponsored enterprises	23	8	24	9	24	9
Foreign government	5	2	5	1	5	1
Redeemable preferred stock	90	11	79	13	51	6
Total fixed maturity securities	15,520	2,720	15,107	2,602	13,494	1,602
Equities	159	4	159	5	199	(2)
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	19	—	20	—	20	—
Short term investments	70	—	186	—	132	—
Total investments	$15,768	$2,724	$15,472	$2,607	$13,845	$1,600

Net receivable/(payable) on investment activity	$—	$—	$(32)	$—	$(5)	$—

Effective portfolio duration (in years)	11.3		11.4		11.5
Weighted average rating of fixed maturity securities	A		A		A

CNA FINANCIAL CORPORATION
Financial Supplement
Investments - Fixed Maturity Securities by Credit Rating
December 31, 2012

	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$334	$18	$1,319	$121	$7,075	$992	$11,293	$1,384	$2,215	$162	$22,236	$2,677
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,041	119	3,913	436	1,555	157	91	8	5	—	6,605	720
Taxable	—	—	603	91	2,767	453	756	145	52	2	—	—	4,178	691
Total states, municipalities and political subdivisions	—	—	1,644	210	6,680	889	2,311	302	143	10	5	—	10,783	1,411
Asset-backed:
RMBS	4,269	144	127	2	150	(1)	162	2	137	(10)	1,075	38	5,920	175
CMBS	89	5	459	35	370	37	358	22	303	20	243	11	1,822	130
Other ABS	—	—	347	12	329	5	257	6	19	—	—	—	952	23
Total asset-backed	4,358	149	933	49	849	41	777	30	459	10	1,318	49	8,694	328
U.S. Treasury and obligations of government-sponsored enterprises	182	10	—	—	—	—	—	—	—	—	—	—	182	10
Foreign government	—	—	313	13	191	8	103	4	6	—	—	—	613	25
Redeemable preferred stock	—	—	—	—	—	—	—	—	96	11	29	1	125	12
Total fixed maturity securities	$4,540	$159	$3,224	$290	$9,039	$1,059	$10,266	$1,328	$11,997	$1,415	$3,567	$212	$42,633	$4,463

Percentage of total fixed maturity securities	11%		8%		21%		24%		28%		8%		100%
(1) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Services, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

CNA FINANCIAL CORPORATION
Financial Supplement
Consolidated - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change	Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011		2012	2011
Operating revenues:
Net earned premiums	$1,784	$1,661	7%	$6,882	$6,603	4%
Net investment income	563	523	8	2,282	2,054	11
Other revenues	90	80	13	320	294	9
Total operating revenues	2,437	2,264	8	9,484	8,951	6
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,717	1,351	(27)	5,867	5,476	(7)
Policyholders' dividends	15	7	(114)	29	13	(123)
Amortization of deferred acquisition costs	337	296	(14)	1,274	1,176	(8)
Other insurance related expenses	283	254	(11)	1,049	980	(7)
Other expenses	118	113	(4)	456	433	(5)
Total claims, benefits and expenses	2,470	2,021	(22)	8,675	8,078	(7)
Operating income (loss) from continuing operations before income tax	(33)	243	(114)	809	873	(7)
Income tax (expense) benefit on operating income (loss)	26	(50)	152	(222)	(247)	10
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(1)	N/M	—	(16)	N/M
Net operating income (loss) from continuing operations attributable to CNA	(7)	192	(104)	587	610	(4)
Net realized investment gains (losses), net of participating policyholders' interests	(3)	(3)	—	63	(2)	N/M
Income tax (expense) benefit on net realized investment gains (losses)	1	4	(75)	(22)	5	N/M
Net realized investment gains (losses) attributable to CNA	(2)	1	N/M	41	3	N/M
Net income (loss) from continuing operations attributable to CNA	$(9)	$193	(105)%	$628	$613	2%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change	Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011		2012	2011
Gross written premiums	$2,167	$1,985	9%	$8,639	$8,073	7%
Net written premiums (1)	1,609	1,506	7	6,414	6,222	3
Operating revenues:
Net earned premiums	1,645	1,520	8	6,324	6,036	5
Net investment income	355	323	10	1,449	1,263	15
Other revenues	69	71	(3)	271	275	(1)
Total operating revenues	2,069	1,914	8	8,044	7,574	6
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,331	813	(64)	4,477	3,953	(13)
Policyholders' dividends	4	4	—	13	5	(160)
Amortization of deferred acquisition costs	331	290	(14)	1,246	1,153	(8)
Other insurance related expenses	244	218	(12)	904	834	(8)
Other expenses	67	67	—	251	244	(3)
Total claims, benefits and expenses	1,977	1,392	(42)	6,891	6,189	(11)
Operating income (loss) from continuing operations before income tax	92	522	(82)	1,153	1,385	(17)
Income tax (expense) benefit on operating income (loss)	(32)	(176)	82	(395)	(485)	19
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(1)	N/M	—	(16)	N/M
Net operating income (loss) from continuing operations attributable to CNA	60	345	(83)	758	884	(14)
Net realized investment gains (losses), net of participating policyholders' interests	8	(9)	189	59	11	N/M
Income tax (expense) benefit on net realized investment gains (losses)	(2)	6	(133)	(20)	—	N/M
Net realized investment gains (losses) attributable to CNA	6	(3)	N/M	39	11	N/M
Net income (loss) from continuing operations attributable to CNA	$66	$342	(81)%	$797	$895	(11)%
PRODUCTION METRICS
Rate	6%	2%		6%	1%
Retention	81%	83%		81%	82%
New Business (Specialty and Commercial only)	$258	$270		$1,179	$1,186
FINANCIAL RATIOS
Loss & LAE	80.9%	53.5%		70.8%	65.5%
Acquisition expense	20.3	18.8		19.4	18.5
Underwriting expense	14.7	14.6		14.6	14.4
Expense	35.0	33.4		34.0	32.9
Dividend	0.2	0.3		0.2	0.1
Combined ratio	116.1%	87.2%		105.0%	98.5%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$268	$17		$391	$222
Impact on loss & LAE ratio (2)	16.7%	1.1%		6.4%	3.7%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(81)	$(250)		$(192)	$(421)
Prior year premium development	9	6		(47)	(7)
Other (3)	5	—		20	1
Total development & other	$(67)	$(244)		$(219)	$(427)
Impact of development & other on loss & LAE ratio	(4.1)%	(16.1)%		(3.3)%	(7.0)%
(1) Excluding the impact of First Insurance Company of Hawaii (FICOH), net written premiums for P&C Operations increased 8% and 5% for the three and twelve months ended December 31, 2012. The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Reflects the impact of reinstatement premiums.
(3) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Specialty - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change	Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011		2012	2011
Gross written premiums	$1,205	$1,126	7%	$4,875	$4,474	9%
Net written premiums	718	700	3	2,924	2,872	2
Operating revenues:
Net earned premiums	735	698	5	2,898	2,796	4
Net investment income	146	129	13	592	500	18
Other revenues	59	57	4	230	221	4
Total operating revenues	940	884	6	3,720	3,517	6
Claims, Benefits and Expenses:
Net incurred claims and benefits	455	324	(40)	1,831	1,657	(11)
Policyholders' dividends	2	1	(100)	2	(3)	(167)
Amortization of deferred acquisition costs	156	140	(11)	614	568	(8)
Other insurance related expenses	79	78	(1)	301	294	(2)
Other expenses	53	51	(4)	206	191	(8)
Total claims, benefits and expenses	745	594	(25)	2,954	2,707	(9)
Operating income (loss) from continuing operations before income tax	195	290	(33)	766	810	(5)
Income tax (expense) benefit on operating income (loss)	(65)	(99)	34	(262)	(281)	7
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	—	N/M	—	(12)	N/M
Net operating income (loss) from continuing operations attributable to CNA	130	191	(32)	504	517	(3)
Net realized investment gains (losses), net of participating policyholders' interests	4	(12)	133	22	(5)	N/M
Income tax (expense) benefit on net realized investment gains (losses)	(3)	4	(175)	(9)	2	N/M
Net realized investment gains (losses) attributable to CNA	1	(8)	113	13	(3)	N/M
Net income (loss) from continuing operations attributable to CNA	$131	$183	(28)%	$517	$514	1%
PRODUCTION METRICS
Rate	6%	1%		5%	—%
Retention	86%	88%		86%	87%
New Business	$90	$93		$387	$436
FINANCIAL RATIOS
Loss & LAE	61.8%	46.3%		63.2%	59.3%
Acquisition expense	20.2	19.7		20.1	19.6
Underwriting expense	11.7	11.7		11.4	11.1
Expense	31.9	31.4		31.5	30.7
Dividend	0.2	0.1		0.1	(0.1)
Combined ratio	93.9%	77.8%		94.8%	89.9%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$10	$4		$18	$14
Impact on loss & LAE ratio	1.4%	0.6%		0.6%	0.5%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(55)	$(145)		$(135)	$(217)
Prior year premium development	—	6		(15)	(28)
Other (1)	(3)	—		(3)	—
Total development & other	$(58)	$(139)		$(153)	$(245)
Impact of development & other on loss & LAE ratio	(8.0)%	(20.1)%		(5.1)%	(8.4)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
CNA Commercial - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change	Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011		2012	2011
Gross written premiums	$873	$859	2%	$3,588	$3,599	—%
Net written premiums (1)	830	806	3	3,373	3,350	1
Operating revenues:
Net earned premiums	854	822	4	3,306	3,240	2
Net investment income	208	194	7	854	763	12
Other revenues	9	14	(36)	40	54	(26)
Total operating revenues	1,071	1,030	4	4,200	4,057	4
Claims, Benefits and Expenses:
Net incurred claims and benefits	825	489	(69)	2,574	2,296	(12)
Policyholders' dividends	2	3	33	11	8	(38)
Amortization of deferred acquisition costs	151	150	(1)	588	585	(1)
Other insurance related expenses	153	140	(9)	578	540	(7)
Other expenses	12	16	25	36	53	32
Total claims, benefits and expenses	1,143	798	(43)	3,787	3,482	(9)
Operating income (loss) from continuing operations before income tax	(72)	232	(131)	413	575	(28)
Income tax (expense) benefit on operating income (loss)	28	(77)	136	(136)	(204)	33
Net operating (income) loss, after-tax, attributable to noncontrolling interests	—	(1)	N/M	—	(4)	N/M
Net operating income (loss) from continuing operations attributable to CNA	(44)	154	(129)	277	367	(25)
Net realized investment gains (losses), net of participating policyholders' interests	4	3	33	38	16	138
Income tax (expense) benefit on net realized investment gains (losses)	1	2	(50)	(11)	(2)	N/M
Net realized investment gains (losses) attributable to CNA	5	5	—	27	14	93
Net income (loss) from continuing operations attributable to CNA	$(39)	$159	(125)%	$304	$381	(20)%
PRODUCTION METRICS
Rate	8%	3%		7%	2%
Retention	78%	80%		78%	78%
New Business	$168	$177		$792	$750
FINANCIAL RATIOS
Loss & LAE	96.6%	59.6%		77.9%	70.9%
Acquisition expense	19.1	17.9		18.3	17.5
Underwriting expense	16.7	17.2		17.0	17.1
Expense	35.8	35.1		35.3	34.6
Dividend	0.3	0.4		0.3	0.3
Combined ratio	132.7%	95.1%		113.5%	105.8%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$241	$13		$356	$208
Impact on loss & LAE ratio	28.2%	1.6%		10.9%	6.4%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(21)	$(105)		$(46)	$(204)
Prior year premium development	6	—		(35)	21
Other (2)	5	—		20	1
Total development & other	$(10)	$(105)		$(61)	$(182)
Impact of development & other on loss & LAE ratio	(1.2)%	(12.8)%		(1.6)%	(5.7)%
(1) Excluding the impact of First Insurance Company of Hawaii (FICOH), net written premiums for CNA Commercial increased 5% for the three and twelve months ended December 31, 2012. The Company sold its 50% ownership interest in FICOH in the fourth quarter of 2011.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Hardy - Results of Operations

PERIODS ENDED DECEMBER 31 (From date of acquisition)	Three Months	Twelve Months
(In millions)	2012	2012
Gross written premiums	$89	$176
Net written premiums	61	117
Operating revenues:
Net earned premiums	56	120
Net investment income	1	3
Other revenues	1	1
Total operating revenues	58	124
Claims, Benefits and Expenses:
Net incurred claims and benefits	51	72
Policyholders' dividends	—	—
Amortization of deferred acquisition costs	24	44
Other insurance related expenses	12	25
Other expenses	2	9
Total claims, benefits and expenses	89	150
Operating income (loss) from continuing operations before income tax	(31)	(26)
Income tax (expense) benefit on operating income (loss)	5	3
Net operating income (loss) from continuing operations attributable to CNA	(26)	(23)
Net realized investment gains (losses), net of participating policyholders' interests	—	(1)
Income tax (expense) benefit on net realized investment gains (losses)	—	—
Net realized investment gains (losses) attributable to CNA	—	(1)
Net income (loss) from continuing operations attributable to CNA	$(26)	$(24)
PRODUCTION METRICS
Rate	—%	1%
Retention	63%	68%
FINANCIAL RATIOS
Loss & LAE	91.2%	60.3%
Acquisition expense	39.3	35.6
Underwriting expense	23.3	21.6
Expense	62.6	57.2
Dividend	—	—
Combined ratio	153.8%	117.5%
RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$17	$17
Impact on loss & LAE ratio (1)	37.0%	17.3%
Impact of development & other
Pretax net prior year development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(5)	$(11)
Prior year premium development	3	3
Other (2)	3	3
Total development & other	$1	$(5)
Impact of development & other on loss & LAE ratio	2.8%	(4.0)%
(1) Reflects the impact of reinstatement premiums.
(2) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change	Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011		2012	2011
Operating revenues:
Net earned premiums	$139	$142	(2)%	$560	$569	(2)%
Net investment income	201	192	5	801	759	6
Other revenues	19	7	171	34	13	162
Total operating revenues	359	341	5	1,395	1,341	4
Claims, Benefits and Expenses:
Net incurred claims and benefits	397	541	27	1,406	1,526	8
Policyholders' dividends	11	3	N/M	16	8	(100)
Amortization of deferred acquisition costs	6	6	—	28	23	(22)
Other insurance related expenses	38	35	(9)	144	143	(1)
Other expenses	5	5	—	23	19	(21)
Total claims, benefits and expenses	457	590	23	1,617	1,719	6
Operating income (loss) from continuing operations before income tax	(98)	(249)	61	(222)	(378)	41
Income tax (expense) benefit on operating income (loss)	46	92	(50)	132	170	(22)
Net operating income (loss) from continuing operations attributable to CNA	(52)	(157)	67	(90)	(208)	57
Net realized investment gains (losses), net of participating policyholders' interests	(14)	—	N/M	—	(7)	N/M
Income tax (expense) benefit on net realized investment gains (losses)	5	—	N/M	—	2	N/M
Net realized investment gains (losses) attributable to CNA	(9)	—	N/M	—	(5)	N/M
Net income (loss) from continuing operations attributable to CNA	$(61)	$(157)	61%	$(90)	$(213)	58%

CNA FINANCIAL CORPORATION
Financial Supplement
Corporate & Other Non-Core - Results of Operations

PERIODS ENDED DECEMBER 31	Three Months		Fav / (Unfav) % Change		Twelve Months		Fav / (Unfav) % Change
(In millions)	2012	2011			2012	2011
Operating revenues:
Net earned premiums	$—	$(1)	N/M	%	$(2)	$(2)	—%
Net investment income	7	8	(13)		32	32	—
Other revenues	2	2	—		15	6	150
Total operating revenues	9	9	—		45	36	25
Claims, Benefits and Expenses:
Net incurred claims and benefits	(11)	(3)	N/M		(16)	(3)	N/M
Policyholders' dividends	—	—	N/M		—	—	N/M
Amortization of deferred acquisition costs	—	—	N/M		—	—	N/M
Other insurance related expenses	1	1	—		1	3	67
Other expenses	46	41	(12)		182	170	(7)
Total claims, benefits and expenses	36	39	8		167	170	2
Operating income (loss) from continuing operations before income tax	(27)	(30)	10		(122)	(134)	9
Income tax (expense) benefit on operating income (loss)	12	34	(65)		41	68	(40)
Net operating income (loss) from continuing operations attributable to CNA	(15)	4	N/M		(81)	(66)	(23)
Net realized investment gains (losses), net of participating policyholders' interests	3	6	(50)		4	(6)	167
Income tax (expense) benefit on net realized investment gains (losses)	(2)	(2)	—		(2)	3	(167)
Net realized investment gains (losses) attributable to CNA	1	4	(75)		2	(3)	167
Net income (loss) from continuing operations attributable to CNA	$(14)	$8	N/M	%	$(79)	$(69)	(14)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Consolidated
PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions)	2012	2011	2012	2011
Fixed maturity securities	$494	$506	$2,022	$2,011
Limited partnership investments	67	16	251	48
Other	2	1	9	(5)
Net investment income	$563	$523	$2,282	$2,054
Average amortized cost of fixed maturity securities portfolio	$38,054	$37,028	$37,868	$36,794
Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.2%	5.5%	5.3%	5.5%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.6%	3.8%	3.7%	3.7%

	Property & Casualty and Corporate & Other Non-Core
PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions)	2012	2011	2012	2011
Fixed maturity securities	$293	$315	$1,220	$1,255
Limited partnership investments	67	16	251	48
Other	2	—	10	(8)
Net investment income	$362	$331	$1,481	$1,295
Average amortized cost of fixed maturity securities portfolio	$25,411	$25,436	$25,553	$25,493
Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.6%	5.0%	4.8%	4.9%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.1%	3.3%	3.2%	3.3%

	Life & Group Non-Core
PERIODS ENDED DECEMBER 31	Three Months		Twelve Months
(In millions)	2012	2011	2012	2011
Fixed maturity securities	$201	$191	$802	$756
Limited partnership investments	—	—	—	—
Other	—	1	(1)	3
Net investment income	$201	$192	$801	$759
Average amortized cost of fixed maturity securities portfolio	$12,643	$11,592	$12,315	$11,301
Effective income yield for the fixed maturity securities portfolio, pretax (1)	6.4%	6.6%	6.5%	6.7%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.6%	4.7%	4.7%	4.7%
(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data - Preliminary

PERIODS ENDED DECEMBER 31	Three Months			Twelve Months
Income Statements	(Preliminary) 2012		Fav / (Unfav) % Change	(Preliminary) 2012		Fav / (Unfav) % Change
(In millions)		2011			2011
Combined Continental Casualty Companies
Gross written premiums	$2,040	$1,938	5%	$8,309	$7,892	5%
Net written premiums	1,515	1,464	3	6,163	6,072	1

Net earned premiums	1,422	1,316	8	5,493	5,167	6
Claim and claim adjustment expenses	1,754	1,005	(75)	5,256	4,425	(19)
Acquisition expenses	267	242	(10)	1,077	1,030	(5)
Underwriting expenses	245	218	(12)	902	810	(11)
Policyholders' dividends	6	4	(50)	11	13	15
Underwriting income (loss)	(850)	(153)	N/M	(1,753)	(1,111)	(58)
Net investment income	483	508	(5)	1,834	1,888	(3)
Other income (loss)	261	37	N/M	268	153	75
Income tax (expense) benefit	17	(58)	129	(21)	(94)	78
Net realized gains (losses)	47	111	(58)	63	118	(47)
Net income (loss)	$(42)	$445	(109)%	$391	$954	(59)%

Financial Ratios
Loss and LAE	123.3%	76.4%		95.7%	85.6%
Acquisition expense	17.7	16.5		17.5	17.0
Underwriting expense	15.9	14.9		14.6	13.3
Expense	33.6	31.4		32.1	30.3
Dividend	0.4	0.3		0.2	0.3
Combined ratio	157.3%	108.1%		128.0%	116.2%

SUPPLEMENTAL STATUTORY DATA	(Preliminary) December 31, 2012	December 31, 2011
(In millions)
Combined Continental Casualty Companies
Statutory surplus (1)	$10,026	$9,888
Life Company
Statutory surplus	$556	$519

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the life company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2012 YTD Evaluated at 12/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 12/31/12
Gross Accident Year	59.7%	62.8%	63.0%
Impact of Reinsurance	8.6	4.9	5.4
Net Accident Year	68.3	67.7	68.4%
Impact of Development and Other (1)	(5.1)	(8.4)
Net Calendar Year	63.2%	59.3%

	CNA Commercial
	2012 YTD Evaluated at 12/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 12/31/12
Gross Accident Year	77.6%	72.9%	74.0%
Impact of Reinsurance	1.9	3.7	3.6
Net Accident Year	79.5	76.6	77.6%
Impact of Development and Other (1)	(1.6)	(5.7)
Net Calendar Year	77.9%	70.9%

Hardy
2012 YTD Evaluated at 12/31/12
Gross Accident Year	76.6%
Impact of Reinsurance	(12.3)
Net Accident Year	64.3
Impact of Development and Other (1)	(4.0)
Net Calendar Year	60.3%

	P&C Operations
	2012 YTD Evaluated at 12/31/12	2011 FY Evaluated at 12/31/11	2011 FY Evaluated at 12/31/12
Gross Accident Year	67.4%	67.3%	68.1%
Impact of Reinsurance	6.7	5.2	5.2
Net Accident Year	74.1	72.5	73.3%
Impact of Development and Other (1)	(3.3)	(7.0)
Net Calendar Year	70.8%	65.5%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Net Carried Life & Group Non-Core Policyholder Reserves

December 31, 2012
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,683	$6,879	$—	$—
Payout annuities	637	2,008	—	—
Institutional markets	1	12	100	312
Other	45	4	—	—
Total	$2,366	$8,903	$100	$312
The reserve amounts above are net of $1,272 million of ceded reserves and exclude $162 million of claim and claim adjustment expenses and $1,812 million of future policy benefits relating to Shadow Adjustments. To the extent that unrealized gains on fixed income securities supporting long term care products and payout annuity contracts would result in a premium deficiency if those gains were realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves is recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (Shadow Adjustments).

December 31, 2011
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Policyholders' funds	Separate account business
Long term care	$1,470	$6,374	$—	$—
Payout annuities	660	1,997	—	—
Institutional markets	1	15	129	417
Other	53	5	—	—
Total	$2,184	$8,391	$129	$417
The reserve amounts above are net of $1,375 million of ceded reserves and exclude $95 million of claim and claim adjustment expenses and $627 million of future policy benefits relating to Shadow Adjustments.